UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2011

State Street Corporation

(Exact name of registrant as specified in its charter)

Massachusetts	001-07511	04-2456637
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Lincoln Street, Boston, Massachusetts		02111
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (617) 786-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At State Street Corporation’s annual meeting of shareholders held on May 18, 2011, State Street’s shareholders approved the 2011 Senior Executive Annual Incentive Plan. The plan had previously been approved by State Street’s Board of Directors, and its effectiveness was subject to shareholder approval. The plan provides additional incentive to senior executives to achieve targeted levels of corporate financial and strategic performance and is designed to preserve the tax deductibility of awards to senior executives under Section 162(m) of the Internal Revenue Code.

The provisions of the plan are described in the proxy statement for State Street’s 2011 annual meeting under “Item 4—Approval of 2011 Senior Executive Annual Incentive Plan,” which description is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference. The description of the plan is qualified in its entirety by reference to the complete text of the plan, a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.2 and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 18, 2011, State Street Corporation held its annual meeting of shareholders for the following purposes:

•	to elect thirteen directors;

•	to approve an advisory proposal on executive compensation;

•	to hold an advisory vote on the frequency of future advisory proposals on executive compensation;

•	to approve the 2011 Senior Executive Annual Incentive Plan;

•	to ratify the selection of Ernst & Young LLP as State Street’s independent registered public accounting firm for the year ending December 31, 2011; and

•	to act on a shareholder proposal related to disclosure of certain political contributions.

The shareholders voted to elect the thirteen director nominees, to approve the advisory proposal on executive compensation, to approve an annual frequency for future advisory proposals on executive compensation, to approve the 2011 Senior Executive Annual Incentive Plan and to ratify the selection of the independent registered public accounting firm. The shareholders voted against approval of the shareholder proposal relating to disclosure of certain political contributions.

The number of votes cast for or against and the number of abstentions and broker non-votes, as applicable, in connection with each matter presented for shareholder consideration at the meeting, are set forth below:

Election of Directors

	For	Against	Abstain	Broker Non-Votes

Kennett F. Burnes	389,866,364	2,131,926	666,505	31,921,367

Peter Coym	388,300,639	3,678,104	686,052	31,921,367

Patrick de Saint-Aignan	390,033,933	1,940,294	690,568	31,921,367

Amelia C. Fawcett	384,877,529	7,109,984	677,282	31,921,367

David P. Gruber	386,975,257	5,017,246	672,292	31,921,367

Linda A. Hill	381,625,642	10,365,040	674,113	31,921,367

Joseph L. Hooley	382,748,410	9,235,017	681,368	31,921,367

Robert S. Kaplan	383,195,791	8,790,849	678,155	31,921,367

Charles R. LaMantia	387,288,211	4,706,765	669,819	31,921,367

Richard P. Sergel	382,255,772	9,739,105	669,918	31,921,367

Ronald L. Skates	387,502,904	4,474,096	687,795	31,921,367

Gregory L. Summe	363,541,034	28,447,644	676,117	31,921,367

Robert E. Weissman	382,099,089	9,893,059	672,647	31,921,367

Other Matters

	For	Against	Abstain	Broker Non-Votes

Advisory proposal on executive compensation	347,155,186	41,308,011	4,201,598	31,921,367

	One Year	Two Years	Three Years	Abstain	Broker Non-Votes

Advisory vote on the frequency of future advisory proposals on executive compensation	359,307,735	2,050,908	28,806,761	2,499,391	31,921,367

	For	Against	Abstain	Broker Non-Votes

Approval of the 2011 Senior Executive Annual Incentive Plan	378,690,577	12,923,905	1,050,313	31,921,367

Ratification of the selection of Ernst & Young LLP as State Street’s independent registered public accounting firm for the year ending December 31, 2011	416,932,515	6,977,896	675,751	*

Shareholder proposal relating to disclosure of certain political contributions	141,735,952	179,755,732	71,173,111	31,921,367

*	Not applicable

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Number	Description

99.1	Text of “Item 4—Approval of 2011 Senior Executive Annual Incentive Plan” from the proxy statement for State Street’s 2011 annual meeting of shareholders

99.2	2011 Senior Executive Annual Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STATE STREET CORPORATION

By:	/s/ David C. Phelan
Name:	David C. Phelan
Title:	Executive Vice President and General Counsel

Date: May 24, 2011

EXHIBIT INDEX

Number	Description

99.1	Text of “Item 4—Approval of 2011 Senior Executive Annual Incentive Plan” from the proxy statement for State Street’s 2011 annual meeting of shareholders

99.2	2011 Senior Executive Annual Incentive Plan